SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 27, 2002



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its charter)




                                   Delaware
                (State or other jurisdiction of incorporation)


                  1-11758                              36-3145972
         (Commission File Number)         (IRS Employer Identification Number)


              1585 Broadway                              10036
             New York, New York                       (Zip Code)
(Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-47576) of Morgan Stanley Dean Witter & Co. (the "Company").

         On March 27, 2002, the Company executed an Underwriting Agreement (the "U.S. Dollar Notes Underwriting Agreement") with Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc One Capital Markets, Inc., Barclays Capital Inc., Blaylock & Partners, L.P., Caboto IntesaBci-SIM S.p.A., Commerzbank Capital Markets Corp., Credit Lyonnais Securities (USA) Inc., Danske Bank A/S, Fleet Securities, Inc., ING Barings Corp., KBC Bank NV, Mizuho International plc, RBC Dominion Securities Corporation, The Royal Bank of Scotland plc, Santander Central Hispano Investment Securities Inc., Tokyo-Mitsubishi International plc, UFJ INTERNATIONAL plc, Utendahl Capital Partners, L.P., Westdeutsche Landesbank Girozentrale and The Williams Capital Group, L.P. Pursuant to the U.S. Dollar Notes Underwriting Agreement, the Company will issue $2,500,000,000 in aggregate principal amount of 5.80% Notes Due 2007 (the "5.80% Notes"), $2,500,000,000 in aggregate principal amount of 6.60% Notes Due 2012 (the "6.60% Notes") and $1,000,000,000 in aggregate principal amount of 7.25% Notes Due 2032 (the "7.25% Notes"). The form of 5.80% Notes, form of 6.60% Notes and form of 7.25% Notes are filed as exhibits hereto.

         On March 27, 2002, the Company executed an Underwriting Agreement (the "Euro Notes Underwriting Agreement") with Morgan Stanley & Co. International Limited, ABN AMRO Bank N.V., Banco Santander Central Hispano S.A., Banque Bruxelles Lambert S.A., Barclays Bank PLC, Caboto IntesaBci-SIM S.p.A., Commerzbank Aktiengesellschaft, Credit Lyonnais, Danske Bank A/S, KBC Bank NV, Mizuho International plc, Royal Bank of Canada Limited, The Royal Bank of Scotland plc, Tokyo-Mitsubishi International plc, UFJ INTERNATIONAL plc and Westdeutsche Landesbank Girozentrale. Pursuant to the Euro Notes Underwriting Agreement, the Company will issue (euro)1,500,000,000 in aggregate principal amount of 5.75% Notes Due 2009 (the "5.75% Notes"). The form of 5.75% Notes are filed as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not Applicable

    (b)  Not Applicable

    (c)  4(jj)    Form of 5.80% Notes Due 2007 of Morgan Stanley Dean Witter &
                  Co.

         4(kk)    Form of 6.60% Notes Due 2012 of Morgan Stanley Dean Witter &
                  Co.

         4(ll)    Form of 7.25% Notes Due 2032 of Morgan Stanley Dean Witter &
                  Co.

         4(mm)    Form of 5.75% Notes Due 2009 of Morgan Stanley Dean Witter &
                  Co.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 MORGAN STANLEY DEAN WITTER & CO.


                                 By: /s/ Martin M. Cohen
                                    -------------------------------------------
                                     Name:  Martin M. Cohen
                                     Title:  Assistant Secretary and Counsel



Date:  April 3, 2002

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549













                       MORGAN STANLEY DEAN WITTER & CO.













                                   EXHIBITS
                             TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 27, 2002
















                                                Commission File Number 1-11758

Exhibit No.     Description
-----------     -----------

4(jj)           Form of Morgan Stanley Dean Witter & Co.'s 5.80% Notes Due 2007

4(kk)           Form of Morgan Stanley Dean Witter & Co.'s 6.60% Notes Due 2012

4(ll)           Form of Morgan Stanley Dean Witter & Co.'s 7.25% Notes Due 2032

4(mm)           Form of Morgan Stanley Dean Witter & Co.'s 5.75% Notes Due 2009